UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 20, 2011
(Date of earliest event reported)
EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)
(312) 279-1400
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On January 24, 2011, Equity LifeStyle Properties, Inc. (the “Company”) issued a news release announcing its results of operations for the quarter and year ended December 31, 2010. The information is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity LifeStyle Properties, Inc. under the Securities Act of 1933, as amended.
          The Company projects its net income per share (fully diluted) and funds from operations per share (fully diluted) for the year ending December 31, 2011 to be $1.66 — $1.86 and $3.75 — $3.95, respectively. The Company preliminarily projects its net income per share (fully diluted) and funds from operations per share (fully diluted) for the quarter ending March 31, 2011 to be $0.54 - $0.64 and $1.06 — $1.16, respectively.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) and (c) Executive Officer Changes.
          Effective February 1, 2011, Mr. Joe McAdams, age 67, will become president of a subsidiary of the Company involved in ancillary activities and relinquish his role as President of ELS. Mr. Thomas Heneghan will re-assume the role of President of the Company, in addition to his current role as Chief Executive Officer. As a result, effective February 1, 2011, the following named executive officers will be reporting to Mr. Heneghan: Michael Berman, Executive Vice President and Chief Financial Officer; Ellen Kelleher, Executive Vice President — Property Management; Roger Maynard, Executive Vice President — Asset Management; Marguerite Nader, Executive Vice President — New Business Development; and Seth Rosenberg, Senior Vice President — Sales and Marketing. Mrs. Kelleher will no longer act as Secretary of the Company as such duties will be transitioned to Kenneth Kroot, the Company’s Senior Vice President and General Counsel, who will assume the role of Secretary.
          Mr. Seth Rosenberg, age 41, joined the Company in February 2010 as the Senior Vice President — Sales and Marketing. Mr. Rosenberg is also a member of the Company’s Management Committee. From 2009 to 2010 Mr. Rosenberg was with The Active Network, first as General Manager, ActiveOutdoors — Campgrounds, then as General Manager, ActiveOutdoors. From 2001 to 2009, Mr. Rosenberg was with ReserveAmerica, then an operating business of IAC/InterActiveCorp, where he served in various positions including Senior Vice President, Business Development and Client Services from 2005 to 2007 and President from 2007 to 2009.
(e) Compensatory Arrangements of Certain Officers.
2011 Restricted Stock Plan
          On January 20, 2011, the Compensation, Nominating and Corporate Governance Committee (the “Compensation Committee”) of the Board of Directors of the Company approved the issuance of 68,665 shares of restricted common stock to the Company’s executive officers, pursuant to the authority set forth in the 1992 Stock Option and Stock Award Plan (as amended from time to time, the “Plan”). Such award will have a grant date of February 1, 2011 and will vest on December 31, 2011. Each executive officer will receive shares of restricted common stock as follows, unless otherwise adjusted by the Compensation Committee, in its sole discretion, prior to the grant date:

OFFICER	AWARD

Thomas Heneghan	16,333 Shares
Roger Maynard	11,333 Shares
Ellen Kelleher	11,333 Shares
Michael Berman	11,333 Shares
Marguerite Nader	11,333 Shares
Seth Rosenberg	7,000 Shares

          This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:
•	our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those recently acquired);

•	our ability to maintain historical rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our assumptions about rental and home sales markets;

•	in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•	results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built site-built single family housing and not manufactured housing;

•	the completion of future acquisitions, if any, and timing with respect thereto and the effective integration and successful realization of cost savings;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional common stock;

•	the effect of accounting for the sale of agreements to customers representing a right-to-use the properties under the Codification Topic “Revenue Recognition;” and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.
     These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
          The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant’s annual and quarterly reports filed with the Securities and Exchange Commission.
Exhibit 99.1	Equity LifeStyle Properties, Inc. press release dated January 24, 2011, “ELS Reports Fourth Quarter Results”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
By:	/s/ Thomas Heneghan
Thomas Heneghan
Chief Executive Officer

By:	/s/ Michael Berman
Michael Berman
Executive Vice President and Chief Financial Officer
Date: January 25, 2011